Exhibit 4.3.1

SUPPLEMENTAL INDENTURE

SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of September 21, 2011, among CNL INCOME PACIFIC PARK, LLC, a Delaware limited liability company, and CNL INCOME PACIFIC PARK TRS CORP., a Delaware corporation (together, the “Guaranteeing Subsidiaries”), subsidiaries of CNL LIFESTYLE PROPERTIES, INC., a Maryland corporation (or its permitted successor) (the “Company”), the Company, the other Guarantors (as defined in the Indenture referred to herein) and WILMINGTON TRUST, NATIONAL ASSOCIATION, successor by merger to WILMINGTON TRUST FSB, as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of April 5, 2011 providing for the issuance of 7.250% Senior Notes due 2019 (the “Notes”);

WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee all of the Company’s Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Note Guarantee”)

WHEREAS, Guaranteeing Subsidiaries are Restricted Subsidiaries and are obtaining certain Indebtedness permitted to be incurred pursuant to Section 4.09 of the Indenture (the “Guranteeing Subsidiaries’ Indebtedness”);

WHEREAS, the Guaranteeing Subsidiaries’ Indebtedness shall be guaranteed by the Company (the “Company Guarantee”);

WHEREAS, pursuant to Section 4.09(d)(9) of the Indenture, the Company Guarantee is permitted provided that the Guaranteeing Subsidiaries are a Guarantor;

WHEREAS, prior to the date hereof, the Guaranteeing Subsidiaries were not a Guarantor;

WHEREAS, in order to permit, and as a condition to its execution of, the Company Guarantee, the Guaranteeing Subsidiaries desire to execute and deliver to the Trustee, this Supplemental Indenture; and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. AGREEMENT TO GUARANTEE. The Guaranteeing Subsidiaries hereby agrees to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Note Guarantee and in the Indenture including but not limited to Article 10 thereof.

4. NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator or stockholder of the Company or any Guarantor, as such, will have any liability for any obligations of the Company or the Guarantors under the Notes, this Indenture, the Note Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver may not be effective to waive liabilities under the federal securities laws.

5. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

6. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

7. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

8. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the Company.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Dated: September 21, 2011

GUARANTEEING SUBSIDIARIES:

CNL INCOME PACIFIC PARK, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME PACIFIC PARK TRS CORP., a Delaware corporation

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

COMPANY:

CNL LIFESTYLE PROPERTIES, INC., a Maryland corporation

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

EXISTING GUARANTORS:

CNL INCOME PARTNERS, LP, a Delaware limited partnership

By:	CNL INCOME GP CORP.,
a Delaware corporation, General Partner

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME NORTHSTAR, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME NORTHSTAR TRS CORP., a Delaware corporation

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME SIERRA, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME SIERRA TRS CORP., a Delaware corporation

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME LOON MOUNTAIN, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME LOON MOUNTAIN TRS CORP., a Delaware corporation

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME SNOQUALMIE, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME SNOQUALMIE TRS CORP., a Delaware corporation

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME BRIGHTON, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME BRIGHTON TRS CORP., a Delaware corporation

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME BEAVER CREEK MARINA, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL BEAVER CREEK MARINA TRS CORP., a Delaware corporation

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME BURNSIDE MARINA, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL BURNSIDE MARINA TRS CORP., a Delaware corporation

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME LAKEFRONT MARINA, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL LAKEFRONT MARINA TRS CORP., a Delaware corporation

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME SANDUSKY MARINA, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL SANDUSKY MARINA TRS CORP., a Delaware corporation

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME PIER 121 MARINA, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL PIER 121 MARINA TRS CORP., a Delaware corporation

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME HOLLY CREEK MARINA, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME HOLLY CREEK MARINA TRS CORP., a Delaware corporation

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME EAGLE COVE MARINA, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME EAGLE COVE MARINA TRS CORP., a Delaware corporation

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME BRADY MOUNTAIN MARINA, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME BRADY MOUNTAIN MARINA TRS CORP., a Delaware corporation

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME ENCHANTED VILLAGE, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME ENCHANTED VILLAGE TRS CORP., a Delaware corporation

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME MAGIC SPRING, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME MAGIC SPRING TRS CORP., a Delaware corporation

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME HAWAIIAN WATERS, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME HAWAIIAN WATERS TRS CORP., a Delaware corporation

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME COLONY, LP, a Delaware limited partnership

By:	CNL INCOME COLONY GP, LLC,
a Delaware limited liability company, General Partner

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME GARLAND, LP, a Delaware limited partnership

By:	CNL INCOME GARLAND GP, LLC,
a Delaware limited liability company, General Partner

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME NORTHSTAR COMMERCIAL, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME BEAR CREEK, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME PALMETTO, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME SOUTH MOUNTAIN, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME VALENCIA, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME WESTON HILLS, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME CANYON SPRINGS, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME CINCO RANCH, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME FOSSIL CREEK, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME PLANTATION, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME MANSFIELD, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME MESA DEL SOL, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME LAKERIDGE, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME ROYAL MEADOWS, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME PAINTED HILLS, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME FOX MEADOW, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME WEYMOUTH, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME SIGNATURE OF SOLON, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

GRAPEVINE GOLF CLUB, L.P., a Delaware limited partnership

By:	GRAPEVINE GOLF, L.L.C.,
a Delaware limited liability company, General Partner

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL GATLINBURG PARTNERSHIP, LP, a Delaware limited partnership

By:	CNL GATLINBURG GP CORP.,
a Delaware corporation, General Partner

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME EAGL SOUTHWEST GOLF, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME EAGL WEST GOLF, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME EAGL NORTH GOLF, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME EAGL MIDWEST GOLF, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME EAGL MIDEAST GOLF, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME EAGL LEASEHOLD GOLF, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME EAGL MEADOWLARK, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME EAGL LAS VEGAS, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME TRADITIONAL GOLF I, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME CLEAR CREEK, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME LAKE PARK, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME FEC BAKERSFIELD, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME FEC CHARLOTTE, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME FEC KNOXVILLE, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME FEC NORTH HOUSTON, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME FEC SOUTH HOUSTON, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME FEC RICHLAND HILLS, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME FEC TAMPA, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME FEC TEMPE, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CNL INCOME FEC TUCSON, LLC, a Delaware limited liability company

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

TRUSTEE:

WILIMINGTON TRUST, NATIONAL ASSOCIATION, successor by merger to WILMINGTON TRUST FSB, as Trustee

By:	/s/ Joseph O’Donnell
	Name:	Joseph O’Donnell
	Title:	Authorized Signatory